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                                                                EXHIBIT 10.14


                               SEALY CORPORATION

                               AMENDMENT NO.2 TO

                  1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


Sealy Corporation, hereinafter called the "Company", hereby adopts an amendment to the Company's 1993 Non-Employee Director Stock Option Plan, as amended by Amendment No.1 (the "Plan"), which amendment adds the following additional paragraphs to Section 4 of the Plan, as heretofore in effect:

     Subject to the terms of the Plan, on June 27, 1995, an option to purchase up to an aggregate of 5,000 Common Shares shall be granted to Ms. Hefner, Messrs. Davis, Towe, and Johnston as the current Eligible Directors at an option price per share of $15.95.

     In addition to the foregoing grants, on each June 1 beginning the year after a person becomes an Eligible Director, each such Director who is still an Eligible Director on such June 1 shall be granted an option to purchase 5,000 Shares at an option price per share equal to the fair market value of a Common Share of the Company on the date such option is granted, without further action by the Board. Subject to the provisions of paragraph 5(c), each such option shall be exercisable for a period of ten
     (10) years from the date of grant.

     IN WITNESS WHEREOF, SEALY CORPORATION, by its appropriate officers duly authorized, has executed this instrument effective as of the 27th day of June, 1995.

                                        SEALY CORPORATION

                                        By: /s/   [Illegible Signature]
                                           ---------------------------------
                                        Its:    Chairman, CEO and President
                                            --------------------------------

                                        By: /s/ John D. Moran
                                           ---------------------------------
                                        Its:    Secretary
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